Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Franklin Hill Acquisition Corporation (the “Registrant”) on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof, I, Khoo Lay Wah, Chief Executive Officer and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. Based on my knowledge, the Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 26, 2017

/s/ Khoo Lay Wah
Khoo Lay Wah
President